RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

The Company has had transactions with the following related parties, being companies in which our principal shareholder Hemen Holding and companies associated with Hemen have, or had, a significant direct or indirect interest:

–    Frontline
–    Frontline Shipping
–    Seadrill
–    Golden Ocean
–    Seatankers Management Co. Ltd. (“Seatankers”)
–    NorAm Drilling
–    Golden Close Corp. Ltd. ("Golden Close")
–    Sterna Finance Ltd. ("Sterna Finance")
–    ADS Crude Carriers

The Consolidated Balance Sheets include the following amounts due from and to related parties and associated companies, excluding investment in direct financing lease balances (Refer to Note 16: Investments in sales-type leases, direct financing leases and leaseback assets).

(in thousands of $)	2019	2018
Amounts due from:
Frontline Shipping	2,948	1,225
Frontline	6,708	8,430
Seadrill	51	223
SFL Linus	7,392	21,718
SFL Deepwater	1,246	—
SFL Hercules	3,423	10,125
Golden Ocean	627	50
Other related parties	4	—
Total amount due from related parties	22,399	41,771
Loans to related parties - associated companies, long-term
SFL Deepwater	113,000	109,144
SFL Hercules	80,000	80,000
SFL Linus	121,000	121,000
Total loans to related parties - associated companies, long-term	314,000	310,144
Long-term receivables from related parties
Frontline	9,171	11,170
Frontline Shipping	4,445	4,446
Total long-term receivables from related parties	13,616	15,616
Amounts due to:
Frontline Shipping	3,884	1,125
Frontline	47	125
Golden Ocean	—	91
Other related parties	49	8
Total amount due to related parties	3,980	1,349

SFL Deepwater, SFL Hercules and SFL Linus are wholly-owned subsidiaries which are not fully consolidated but are accounted for under the equity method as at December 31, 2019 within the financial statements (Refer to Note 17: Investments in associated companies). As described below in "Related party loans", at December 31, 2019 and 2018, the long-term loans from the Company to SFL Deepwater, SFL Hercules, and SFL Linus are presented net of their respective current accounts to the extent that it is an amount due to the associates.

Related party leasing and service contracts
One of the Company's offshore support vessels (2018: one) accounted for as a direct financing lease and four of the Company's offshore support vessels (2018: four) accounted for as operating leases were employed under long term charters to a subsidiary of Deep Sea. In June 2017, Deep Sea completed a merger with Solstad Offshore ASA and Farstad Shipping ASA, creating Solstad Farstad, with Hemen's shareholding in Solstad Farstad being below 20%. In October 2018, Solstad Farstad changed its name to Solstad Offshore ASA ("Solstad").The Company determined that Solstad was not a related party as a result of the merger. Following the merger, Solship (formerly Deep Sea), a wholly owned subsidiary of Solstad Farstad, acts as charter guarantor under the long-term charter agreements.

As at December 31, 2019, three of the Company's vessels leased to Frontline Shipping (2018: three) are recorded as investment in direct financing leases. At December 31, 2019, the balance of net investments in direct financing leases with Frontline Shipping was $111.5 million (2018: $115.0 million), of which $8.3 million (2018: $8.0 million) represents short-term maturities.

In addition, included within vessels and equipment chartered under operating leases at December 31, 2019, there were eight Capesize dry bulk carriers leased to a fully guaranteed subsidiary of Golden Ocean (2018: eight). At December 31, 2019, the net book value of assets leased under operating leases to Golden Ocean was $201.7 million (2018: $217.7 million).

A summary of leasing revenues and repayments from Frontline Shipping and Golden Ocean is as follows:

(in millions of $)	2019	2018	2017
Operating lease income	51.1	53.3	59.4
Direct financing lease interest income	3.8	9.6	16.4
Direct financing lease service revenue	9.9	22.1	35.0
Direct financing lease repayments	7.9	16.8	25.1
Profit share	5.6	1.8	5.8

In June 2015, amendments were made to the charter agreements relating to 17 vessels. The amendments, which are effective from July 1, 2015, and do not affect the duration of the leases, include reductions in the daily time-charter rates to $20,000 per day for VLCCs and $15,000 per day for Suezmax tankers. As consideration for the agreed amendments, the Company received 55 million, (which was reduced to 11 million shares in February 2016 after Frontline enacted a 1-for-5 reverse stock split of its ordinary shares) and also an increase in the profit sharing percentage (see below). A dividend restriction was introduced on Frontline Shipping whereby it can only make distributions to its parent company if it can demonstrate it meets certain conditions. In the year ended December 31, 2019, the Company received dividend income totaling $0.3 million (2018: $0.0 million; 2017: $3.3 million) on these shares.

In the year ended December 31, 2019, SFL entered into an agreement with Golden Ocean, where the Company agreed to finance  EGCS installations on seven of the eight Capesize bulk carriers with an amount of up to $2.5 million per vessel, in return for increased charterhire of $1,535 per day for the 1 January 2020 to 30 June 2025 with installations expected to take place up to 2020, upon which the cost will be capitalized into the value of the assets. Profits sharing arrangements were not changed.

Also, two of the three VLCC crude tankers underwent EGCS installations during the year ended December 31, 2019. The Company incurred costs of $4.2 million, which represent a 50% share of joint costs with Frontline Shipping. Profits sharing arrangements were not changed.

Frontline Shipping pays the Company profit sharing of 50% of their earnings on a time-charter equivalent basis from their use of the Company's fleet above average threshold charter rates calculated on a quarterly basis. The Company earned and recognized profit sharing revenue under the 50% arrangement of $4.8 million in the year ended December 31, 2019 (2018: $1.5 million; 2017: $5.6 million).

In the event that vessels on charter to the Frontline Shipping are agreed to be sold, the Company may either pay or receive compensation for the early termination of the lease. In February 2018, the Company sold the VLCC Front Circassia to an unrelated third party and a termination fee of $4.4 million at fair value (face value $8.9 million) was received from Frontline Shipping in the form of a loan note. The loan note bears interest at a rate of 7.5% and matures in December 2021. In the year ended December 31, 2019, the Company received interest income on these loan notes from Frontline Shipping totaling $0.7 million (2018: $0.5 million; 2017: $0.0 million).

In 2018, the Company also sold the VLCCs Front Page, Front Stratus and Front Serenade to a related third party. The vessels were delivered to the new owner, ADS, in July 2018, August 2018 and September 2018, respectively, and an aggregate termination fee of $10.1 million at fair value was received from Frontline in the form of three loan notes. The loan notes bear interest at a rate of 7.5% each and mature between November 2024 and May 2025. In October 2018, the Company sold and delivered the VLCC Front Ariake to an unrelated third party. A termination fee of $3.4 million at fair value was received from Frontline in the form of a loan note. The loan note bears interest at a rate of 7.5% and matures in November 2023. In the year ended December 31, 2019, the Company received interest income on the four loan notes from Frontline totaling $0.9 million (2018: $0.3 million; 2017: $0.0 million).

In 2017, Front Century, Front Brabant, Front Scilla and Front Ardenne on charter to Frontline Shipping were sold and their leases canceled. The Company received agreed termination fees of $4.1 million, $3.6 million, $6.5 million and $4.8 million, respectively.

In February 2016, the offshore support vessel Sea Bear on charter to a subsidiary of Deep Sea was sold and its lease canceled. An agreed termination fee was received in the form of loan notes from Deep Sea, receivable over the approximately six remaining years of the canceled lease. The initial face value of the notes received, on which interest at 7.25% is receivable, was $14.6 million and their initial fair value of $11.6 million was determined from analysis of projected cash flows, based on factors including the terms, provisions and other characteristics of the notes, default risk of the issuing entity, the fundamental financial and other characteristics of that entity, and the current economic environment and trading activity in the debt market. From October 2017, due to the merger of Deep Sea, Solstad Offshore ASA and Farstad Shipping ASA, this loan note is no longer considered a related party receivable. The Company received $0.4 million interest on the loan note in 2017 up until it was considered a related party receivable.

In the year ended December 31, 2019, the Company had eight dry bulk carriers operating on time-charters to a subsidiary of Golden Ocean, which include profit sharing arrangements whereby the Company earns a 33% share of profits earned by the vessels above threshold levels. In the year ended December 31, 2019, the Company earned $0.8 million income under this arrangement (2018: $0.2 million; 2017: $0.2 million).

As at December 31, 2019, the Company was owed a total of $2.9 million (2018: owes $1.2 million) by Frontline Shipping in respect of leasing contracts and profit share.

At December 31, 2019, the Company was owed $6.7 million (2018: $8.4 million) by Frontline in respect of various short-term items, including vessel management fees and items relating to the operation of vessels trading in a pool with two vessels owned by Frontline.

At December 31, 2019, the Company was owed $7.4 million (2018: $21.7 million), $1.2 million (2018: $0.0 million) and $3.4 million (2018: $10.1 million) by SFL Linus, SFL Deepwater and SFL Hercules, respectively in addition to the loan due to the Company - see below.

The vessels leased to Frontline Shipping are on time charter terms and for each such vessel the Company pays a fixed management/operating fee of $9,000 per day to Frontline Management (Bermuda) Ltd. ("Frontline Management"), a wholly owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to Frontline Shipping which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In addition, during the year ended December 31, 2019, the Company also had 14 container vessels, 14 dry bulk carriers, two Suezmax tankers, two car carriers and two product tankers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. Management fees incurred are included in the table below.

The vessels leased to a subsidiary of Golden Ocean are on time charter terms and for each vessel the Company pays a fixed management/operating fee of $7,000 per day to Golden Ocean Management (Bermuda) Ltd. ("Golden Ocean Management"). Additionally, in the year ended December 31, 2019, the Company had 14 container vessels and 14 dry bulk carriers operating on time-charters, for which part of the operational management was sub-contracted to Golden Ocean Management. Management fees incurred are included in the table below. Management fees are classified as vessel operating expenses in the consolidated statements of operations.

In addition to leasing revenues and repayments, the Company incurred fees with related parties. The Company operates the Suezmax tankers Glorycrown and Everbright in the spot market and pays Frontline and its subsidiaries, a management fee of 1.25% of chartering revenues. The Company paid fees to Frontline Management for administrative services, including corporate services, and fees to Seatankers for the provision of advisory and support services. The Company also paid fees to Seatankers Management Norway AS for the provision of office facilities in Oslo, fees to Frontline Corporate Services Ltd for the provision of office facilities in London and Golden Ocean for administrative services.

	Year ended
(in thousands of $)	December 31, 2019	December 31, 2018	December 31, 2017
Frontline:
Vessel Management Fees	11,758	24,033	36,536
Newbuilding Supervision Fees	—	—	979
Commissions and Brokerage	291	287	269
Administration Services Fees	201	323	335
Golden Ocean:
Vessel Management Fees	20,440	20,440	20,440
Operating Management Fees	894	793	738
Administration Services Fees	30	—	—
Seatankers:
Administration Services Fees	739	290	82
Office Facilities:
Seatankers Management Norway AS	104	108	105
Frontline Management AS	198	185	136
Frontline Corporate Services Ltd.	212	166	173

As at December 31, 2019, the Company owed Frontline Management and Frontline Management AS a combined total of $0.05 million (2018: $0.1 million) for various items, including technical supervision fees and office costs.

In the year ended December 31, 2017, in addition to the above, the Company also paid $0.4 million to a subsidiary of Seadrill for the provision of management services for the jack-up drilling rig Soehanah.

Related party loans – associated companies
SFL has entered into agreements with SFL Deepwater, SFL Hercules and SFL Linus granting them loans of $145.0 million, $145.0 million and $125.0 million, respectively. The loans to SFL Deepwater and SFL Hercules are fixed interest rate loans, and the loan to SFL Linus was interest free until the newbuilding jack-up drilling rig was delivered to that company, since when it has been a fixed interest rate loan. These loans are repayable in full on October 1, 2023, October 1, 2023 and June 30, 2029, respectively, or earlier if the companies sell their drilling units. The net outstanding loan balances as at December 31, 2019, were $113.0 million, $80.0 million, and $121.0 million for SFL Deepwater, SFL Hercules and SFL Linus, respectively. SFL is entitled to take excess cash from these companies, and such amounts are recorded within their current accounts with SFL. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled by offset against the eventual repayments of the fixed interest loans. In addition to this, as at December 31, 2019, the Company has current receivables of $1.2 million, $3.4 million, $7.4 million from SFL Deepwater, SFL Hercules and SFL Linus, respectively (2018: $0.0 million; $10.1 million; $21.7 million, respectively). In the year ended December 31, 2019, the Company received interest income on these loans of $5.1 million from SFL Deepwater (2018: $5.1 million; 2017: $5.4 million), $3.6 million from SFL Hercules (2018: $3.6 million; 2017: $4.3 million) and $5.4 million from SFL Linus (2018: $5.4 million; 2017: $5.5 million) totaling $14.1 million (2018: $14.1 million; 2017: $15.2 million).

Related party purchases and sales of vessels
In the year ended December 31, 2019, no related party vessel sales took place. In the year ended December 31, 2018, the VLCCs Front Page, Front Stratus and Front Serenade which were accounted for as direct financing leases, were sold to a related party, ADS Crude Carriers. Gains of $0.3 million, $0.2 million and $0.3 million were recorded on the disposal of the vessels, respectively. The gross proceeds from the sale was $22.5 million per vessel in addition to compensation, in the form of loan notes of $3.4 million each, received for the early termination of the charters.
No vessels were acquired from or sold to related parties in the year ended December 31, 2017.

Long-term receivables from related parties

The Company received a loan note from Frontline Shipping as compensation for the early termination of the charter of Front Circassia in February 2018. The initial face value of the note was $8.9 million, however, SFL recorded the loan note at an initial fair market value of $4.4 million. The loan note bears interest at a rate of 7.5% and matures in December 2021. In the year ended December 31, 2019, the Company received interest income on this loan note of $0.7 million (2018: $0.5 million; 2017: $0.0 million). This is a non amortizing loan note so there was no repayment received in respect of this loan note.

The Company received loan notes from Frontline as compensation for the early termination of the charters of Front Page, Front Stratus and Front Serenade in July, August and September 2018, respectively. The initial face value of the notes was $3.4 million each, and bears interest at a rate of 7.5%. The loan notes mature in between November 2024 and May 2025. In the year ended December 31, 2019, the Company received interest income of $0.7 million (2018: $0.3 million; 2017: $0.0 million) and loan repayments of $1.2 million (2018: $0.4 million; 2017: $0.0 million) in respect of the notes.

The Company received a loan note from Frontline as compensation for the early termination of the charter of Front Ariake in October 2018. The initial face value of the note was $3.4 million and bears interest at a rate of 7.5%. The note matures in December 2023. In the year ended December 31, 2019, the Company received interest income of $0.2 million (2018: $0.1 million; 2017: $0.0 million) and loan repayments of $0.6 million (2018: $0.1 million; 2017: $0.0 million) on this loan note.

Other related party transactions

In December 2019, the Company signed a $7.5 million senior unsecured revolving credit facility agreement with ADS Crude Carriers Plc, as ‘Borrower’ whereby SFL will provide $5 million of the unsecured facility or 67%. The facility is available for 12 months and carries an interest rate and a commitment fee on the undrawn available balance of the facility. The borrower can voluntarily cancel or repay the facility, in whole or part. The Company received an upfront fee of $50,000 in respect of this contract in the year ended December 31, 2019.

In May 2018, four wholly-owned subsidiaries of the Company entered into a $320.0 million unsecured loan facility provided by an affiliate of Hemen, Sterna Finance. The unsecured intermediary loan facility was entered into partly to fund the acquisition of four 13,800 TEU container vessels acquired in May 2018. The Company had provided a corporate guarantee for this loan facility, which had a fixed interest rate, was non-amortizing and had a term of 13 months from the drawdown date of the loan. Interest expense incurred on the loan in the year ended December 31, 2019 was $0.0 million (2018: $6.4 million; 2017: $0.0 million). The loan balance was prepaid in full in November 2018.

In August 2018, the Company acquired approximately 4.0 million shares in ADS Crude Carriers, a newly formed company trading on the Oslo Merkur Market. The shares were purchased for $10.0 million, and have a fair value of $13.2 million at December 31, 2019 (Refer to Note 11: Investments in debt and equity securities). These shares, on which $0.3 million in dividend income was received in the year ended December 31, 2019, represent 17% of the outstanding shares in the company.

In November 2016, the Company acquired approximately 12 million shares in NorAm Drilling for a consideration of approximately $0.7 million. In November 2018, NorAm undertook a share consolidation of 20:1, resulting in a revised investment of 601,023 shares. On the same day NorAm participated in a rights issue, increasing the Company's investment in shares by approximately 0.6 million shares. In December 2018, the Company acquired an additional 41,756 shares bringing the total investment in NorAm to approximately 1.3 million shares with a fair value of $3.9 million. This investment, on which no dividend was received in the year ended December 31, 2019, is included in "Investments in debt and equity securities" (Note 11) (2018: $0.0 million; 2017: $0.0 million).

The Company also holds within "Investments in Debt and Equity Securities" senior secured corporate bonds in NorAm Drilling due 2021. In 2018, the Company redeemed a total of approximately 0.5 million units at par value and recorded no gain or loss on redemption. In the year ended December 31, 2019, the Company partially disposed of its investment in NorAm Drilling securities at par value of $0.3 million. The fair value of the remaining holding at December 31, 2019 was $4.7 million (2018: $5.2 million; 2017: $5.5 million). The Company recorded $0.5 million interest income on its holding of investments in secured notes issued by NorAm Drilling (2018: $0.5 million; 2017: $0.5 million). In addition, the Company earned other income of $0.0 million in the year ended December 31, 2019, (2018: $0.0 million; 2017: $0.1 million). This investment is included in Note 11: Investments in debt and equity securities.

During the year ended December 31, 2018, the Company divested its holding in Golden Close securities. The Company received net proceeds of $45.6 million, resulting in an overall gain of $13.5 million. The Company earned $0.2 million interest income on its holding of investments in secured notes issued by Golden Close, up to the date of divestment, in the year ended December 31, 2018 (2017: $0.6 million). In the year ended December 31, 2019, the Company received $2.0 million final dividend distribution upon the liquidation of Golden Close. As at December 31, 2019, the net investment in Golden Close debt and equity securities is $0.0 million (2018: $0.0 million; 2017: $28.5 million).

In June 2017, the Company facilitated a performance guarantee in favour of an oil company relating to a contract for the drillship Deepsea Metro 1. The guarantee had a maximum liability limited to $18.0 million, a maturity of up to six months, and was secured under a first lien mortgage over the drillship, ranking ahead of other secured claims. In the year ended December 2017, the Company recorded net fee income of $0.4 million for facilitating the guarantee. The performance guarantee agreement was terminated in September 2017.